United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

March 22, 2020 (March 16, 2021)

Date of Report (Date of earliest event reported)

International Seaways, Inc.
(Exact Name of Registrant as Specified in Charter)

001-37836
Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39TH Floor
           New York, New York  10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
8.5% Senior Notes due 2023	INSW - PA	New York Stock Exchange

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   Compensatory Arrangements of Certain Officers

On March 16, 2020, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of International Seaways, Inc. (“INSW” or the “Company”), on behalf of the Board, approved certain actions concerning the compensation of the Company’s Senior Vice President and Chief Financial Officer (Mr. Jeffrey D. Pribor); the Company’s Senior Vice President and Chief Commercial Officer (Mr. Derek Solon); the Company’s Senior Vice President and Head of Ship Operations (Mr. William Nugent); and the Company’s Vice President and Controller (Mr. Adewale O. Oshodi), in each case as described below:

The Committee approved entry by the Company into agreements to implement an annual base salary increase for each of Mr. Pribor and Mr. Oshodi, the forms of which are filed as Exhibits 10.1 and 10.2, respectively. As a result of these increases, Mr. Pribor will receive an annual base salary of $530,000 and Mr. Oshodi will receive an annual base salary of $276,848, in each case with effect from January 1, 2020. The Committee also approved increases to the annual base salaries of each of Mr. Solon and Mr. Nugent to $333,000 and approved increases to their annual equity target opportunities to 125% of their respective base salaries, subject to any decision by the Board with respect to any future increase or decrease. Future equity grants, if any, will be made by the Committee or the Board pursuant to the terms of the Company’s equity plans after consideration of various factors deemed relevant by them. The Committee also approved changes in the titles of Messrs. Solon and Nugent from “Vice President” to “Senior Vice President”.

All other material terms of such persons’ employment remain unchanged.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

Exhibit No.	Description
10.1	Form of Amendment No. 3 to Mr. Pribor Employment Agreement.
10.2	Form of Amendment No. 5 to Mr. Oshodi Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: March 22, 2021	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Amendment No. 3 to Mr. Pribor Employment Agreement.
10.2	Form of Amendment No. 5 to Mr. Oshodi Employment Agreement.